LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------
                                                               August 3, 1998



Dear Shareholders:



As our fiscal year comes to a close, interest rates have fallen to historically low levels as a result of global economic weakness and low domestic inflation. Although the United States is experiencing one of its most robust and enduring business expansions on record, investors believe that weakness in Asia and Russia will sufficiently reduce demand for U.S. goods to prevent our economy from overheating. With this low inflation environment as a backdrop, interest rates have fallen and bond prices have risen, driving up the value of your Fund shares. The Gradison Ohio Tax-Free Fund has pursued a strategy of investing in long maturity, high quality bonds which tend to perform well as interest rates fall. For the twelve months ended June 30, 1998, the Fund had an increase in net asset value which, combined with dividend income, generated a total return to shareholders of 8.19%.

Going forward, the issue facing the bond market is the ability of interest rates to move lower after having fallen so much already. At this time, there is little on the horizon that threatens to dispel investor optimism; therefore, we are constructive on the market and intend to stick with our strategy of owning long maturity, high quality bonds. Another source of optimism comes from the credit quality improvement of issuers in the state of Ohio. The strong economy has particularly benefited the balance sheets of municipal issuers as tax collections have increased and welfare expenditures have declined. In any case, as events unfold, your Fund's management will continue to pursue strategies to maximize shareholder value while generating high tax-free income.

As always, we thank you for your support and investment in the Gradison Ohio Tax-Free Fund.

                                  Very truly yours,


                                  /s/ Stephen C. Dilbone


                                 Stephen C. Dilbone
                                 Executive Vice President and Portfolio Manager


                                                           1-800-869-5999 [LOGO]

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
                               For a share outstanding throughout each period


                                                                                                                      11
                                                                                 Year Ended                         Months
                                                                -----------------------------------------------      Ended
                                                                 6/30/98     6/30/97     6/30/96      6/30/95      6/30/94

NET ASSET VALUE AT BEGINNING OF PERIOD                          $ 13.367    $ 12.899    $ 12.773     $ 12.466     $ 13.316
                                                                --------    --------    --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                            .627        .640        .648         .661         .593
   Net realized and unrealized gain (loss) on investments.445       .467        .126        .308        (.743)
                                                                --------    --------    --------     --------     --------
     TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS                1.072       1.107        .774         .969        (.150)
                                                                --------    --------    --------     --------     --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income                            (.628)      (.639)      (.648)       (.662)       (.594)
   Distributions from realized capital gains                        --          --           --           --         (.106)
                                                                --------    --------    --------     --------     --------
     TOTAL DISTRIBUTIONS TO SHAREHOLDERS                           (.628)      (.639)      (.648)       (.662)       (.700)
                                                                --------    --------    --------     --------     --------
NET ASSET VALUE AT END OF PERIOD                                $ 13.811    $ 13.367    $ 12.899     $ 12.773     $ 12.466
                                                                ========    ========    ========     ========     ========
TOTAL RETURN(1)                                                     8.19%       8.80%       6.17%        8.00%       (1.27%)(2)
                                                                    ====        ====        ====         ====        =====
RATIOS/SUPPLEMENTAL DATA:
   Net assets at end of period (in millions)                    $   99.2    $   76.2    $   70.6     $   70.0     $   77.6
   Ratio of gross expenses to average net assets (3)                 .95%        .97%        .98%          --         --
   Ratio of net expenses to average net assets                       .93%        .96%        .97%         .97%         .90% (4)(5)
   Ratio of net investment income to average net assets             4.62%       4.87%       4.99%        5.26%        4.94% (4)(5)
   Portfolio turnover rate                                            45%        134%        100%          80%          56%

-----------------------------------------------------------------------------------------------------------------------------------


(1) Total returns are based upon an initial investment purchased without the applicable sales charge. The sales charge was eliminated on July 7, 1997.

(2) Total return represents the actual return over those periods and has not been annualized.

(3) Effective June 30, 1996 this ratio reflects gross expenses before reduction for earnings credit; such reductions are included in the ratio of net expenses.

(4)     Annualized.

(5) During the period ended June 30, 1994, the adviser absorbed expenses of the Fund through waiver of a portion of the investment advisory fee. Assuming no waiver of expenses, the ratio of net expenses to average net assets was .99% and the ratio of net investment income to average net assets was 4.85%.



2                See accompanying notes to financial statements.

OHIO TAX-FREE INCOME FUND
-------------------------------------------------------------------------------
                                                                June 30, 1998

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
September 18, 1992 to June 30, 1998


VALUE      AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED JUNE 30, 1998
16,000                                 Inception 8/18/92       5 Years    3 Years   1 Year
           Ohio Tax-Free Income fund          7.09%             5.88%      7.71%     8.19%
15,000
           -- GRADISON OHIO TAX-FREE INCOME FUND                                             15,663
           -- LEHMAN BROTHERS 20 YEAR MUNICIPAL INDEX                                        14,551
14,000

13,000

12,000

11,000

10,000
       -----------------------------------------------------------------------------------------------
        9/92  12/92  6/93  6/94  6/95  12/95  6/96  12/96   12/96      6/97     12/97     6/98

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. The performance quoted represents past performance. The investment return and value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Total return includes changes in share value and reinvestment of all distributions. The Fund's sales charge was eliminated effective July 7, 1997. This performance data does not reflect the deduction of the sales charge which would reduce the performance.


PORTFOLIO OF INVESTMENTS


    Face                                                                              Coupon
   Amount                       Municipal Bonds - 98.91%                               Rate          Maturity       Value
-----------------------------------------------------------------------------------------------------------------------------
   $1,500,000  Alliance, OH Water Works Revenue                                        5.00%         11/15/20   $ 1,470,000
      545,000  Athens Co., OH Community Mental Health Series 1993 I                    5.90           3/01/09       571,569
      335,000  Avon, OH G.O.                                                           6.50          12/01/15       389,019
      390,000  Batavia Local School District, OH G.O.                                  0.00          12/01/12       190,612
    1,075,000  Broadview Heights, OH Industrial Development Revenue                    6.25           7/01/13     1,120,515
    1,400,000  Butler Co., OH Transportation Improvement District Revenue              5.13           4/01/17     1,410,500
    1,250,000  Cincinnati, OH Urban Redevelopment Improvement G.O.                     6.30          12/01/15     1,376,563
    1,500,000  Cleveland, OH Airport System Revenue                                    5.13           1/01/22     1,492,500
    2,950,000  Cleveland, OH Certificates of Participation                             7.10           7/01/02     3,149,125
      750,000  Cleveland, OH Public Power System First Mortgage Revenue                7.00          11/15/16       869,062
      100,000  Cleveland, OH Urban Renewal Increment Bonds Series 1993                 6.63           3/15/11       106,750
    1,300,000  Cleveland, OH Urban Renewal Increment Bonds Series 1993                 6.75           3/15/18     1,389,375
    1,000,000  Columbus, OH Airport Authority Revenue                                  5.00           1/01/14     1,002,500
      750,000  Columbus, OH Airport Authority Revenue                                  5.25           1/01/11       784,687
      500,000  Cuyahoga Co., OH Health Care (Benjamin Rose Institute)                  5.30          12/01/25       520,000

---------------------------------------------------------------------------------------------------------------------------






                 See accompanying notes to financial statements.              3

OHIO TAX-FREE INCOME FUND
-------------------------------------------------------------------------------
                                                                June 30, 1998



PORTFOLIO OF INVESTMENTS CONTINUED


    FACE                                                                                      COUPON
   AMOUNT                     MUNICIPAL BONDS - (CONTINUED)                                     RATE       MATURITY      VALUE

   $1,500,000  Cuyahoga Co., OH Hospital Revenue
                 (Fairview General and Lutheran Medical Center)                                  5.50%      8/15/14  $  1,561,875
    1,000,000  Cuyahoga Co., OH Hospital Revenue
                 (Fairview General and Lutheran Medical Center)                                  6.25       8/15/10     1,072,500
    2,250,000  Cuyahoga Co., OH Hospital Revenue (Walker Center)*                                5.00       1/01/23     2,188,125
    2,185,000  Cuyahoga Co., OH Industrial Development Revenue                                   6.50       6/01/16     2,398,038
    1,300,000  Cuyahoga Co., OH Utility Systems Revenue (The Medical Center Company Project)     5.13       2/15/28     1,290,250
    1,500,000  Cuyahoga Co., OH Utility Systems Revenue (The Medical Center Company Project)     5.85       8/15/10     1,618,125
    1,250,000  Dublin, OH City School District G.O.                                              0.00      12/01/09       732,812
    1,000,000  Fairfield Co., OH City School District G.O.                                       7.45      12/01/14     1,286,250
    1,000,000  Franklin Co., OH Hospital Revenue (Holy Cross Health)                             5.00       6/01/28       963,750
      635,000  Franklin Co., OH Hospital Revenue (Worthington Christian Village)                 7.00       8/01/16       665,956
    1,310,000  Franklin Co., OH Industrial Development Revenue
                 (Columbus College of Art & Design)                                              6.00       9/01/13     1,352,575
    1,000,000  Franklin Co., OH Mortgage Revenue                                                 5.35      11/20/12     1,020,000
      500,000  Franklin Co., OH Mortgage Revenue                                                 5.55      11/20/17       510,000
    2,300,000  Gateway Economic Development Corporation of
                 Greater Cleveland Stadium Revenue                                               6.50       9/15/14     2,423,625
    2,020,000  Greater Cincinnati, OH Mortgage Revenue Refunding (Walnut Towers Project)         6.90       8/01/25     2,194,225
    1,000,000  Greater Cleveland, OH Regional Transit Authority                                  5.60      12/01/11     1,061,250
      750,000  Green Co., OH Sewer System Revenue                                                5.13      12/01/20       746,250
    1,000,000  Green Co., OH Sewer System Revenue                                                5.25      12/01/25     1,003,750
    1,935,000  Hamilton Co., OH G.O.                                                             4.90      12/01/18     1,905,975
    1,995,000  Hamilton Co., OH G.O.                                                             5.50      12/01/17     2,084,775
    1,000,000  Hamilton Co., OH G.O. Sales Tax Revenue                                           4.75      12/01/27       941,250
      160,000  Hamilton Co., OH Hospital Facilities Revenue (Childrens Hospital)                 6.75       5/15/09       163,904
    2,150,000  Hamilton Co., OH Hospital Facilities Revenue (Deaconess Hospital)                 7.00       1/01/12     2,340,813
    1,000,000  Hamilton Co., OH Sales Tax Revenue                                                4.75      12/01/17       963,750
      445,000  Hamilton Co., OH Sales Tax Revenue                                                5.00      12/01/27       433,875
    1,050,000  Hilliard, OH City School District G.O.                                            5.00      12/01/20     1,027,688
      500,000  Indian Lake Local School District, OH G.O.                                        5.13      12/01/25       495,625
    1,000,000  Kent, OH City School District G.O.                                                5.75      12/01/21     1,065,000
    1,000,000  Kent State University                                                             5.00       5/01/18       978,280
    1,000,000  Kent State University                                                             5.00       5/01/23       980,000
    1,000,000  Kettering, OH City School District G.O.                                           5.25      12/01/22     1,002,500
      700,000  Liberty Local School District, OH G.O.                                            5.25      12/01/15       712,250
    1,500,000  Lucas Co., OH Hospital Revenue (Toledo Hospital)                                  5.00      11/15/10     1,516,875
      500,000  Lucas Co., OH Hospital Revenue (Toledo Hospital)                                  5.00      11/15/22       490,625
      385,000  Lucas Northgate Housing Development Corp.                                         8.13       1/01/25       401,362
      855,000  Mahoning Co., OH Hospital Revenue (Forum Health Group)                            7.00      10/15/14       952,256
      500,000  Maple Heights, OH G.O.                                                            0.00      12/01/07       326,875
      505,000  Maple Heights, OH G.O.                                                            0.00      12/01/08       313,731
      500,000  Maple Heights, OH G.O.                                                            0.00      12/01/09       293,125
      490,000  Maple Heights, OH G.O.                                                            0.00      12/01/11       255,412
      400,000  Mason, OH City School District G.O.                                               5.20      12/01/13       408,500
      500,000  Mount Vernon, OH City School District G.O.                                        7.50      12/01/14       586,250
      600,000  Oak Hills Local School District, OH G.O.                                          5.70      12/01/25       637,500
    1,000,000  Ohio Capital Corp Housing Mortgage Revenue Refunding (FHA Section 8 Housing)      6.35       7/01/15     1,051,250
      920,000  Ohio Capital Corp Housing Mortgage Revenue Refunding (FHA Section 8 Housing)      6.50       7/01/24       978,650

-----------------------------------------------------------------------------------------------------------------------------------





4                         See accompanying notes to financial statements.

OHIO TAX-FREE INCOME FUND
------------------------------------------------------------------------------
                                                                June 30, 1998
PORTFOLIO OF INVESTMENTS CONTINUED



    FACE                                                                                    COUPON
   AMOUNT                     MUNICIPAL BONDS - (CONTINUED)                                  RATE      MATURITY       VALUE

  $   965,000  Ohio Capital Corp Housing Mortgage Revenue Refunding (FHA Section 8 Housing)  7.70%      1/01/25  $  1,007,219
      620,000  Ohio G.O.                                                                     4.90       8/01/17       609,150
    1,000,000  Ohio G.O.                                                                     5.35       8/01/12     1,042,500
    2,500,000  Ohio Higher Education Facilities Revenue (University of Dayton)               5.38       5/01/22     2,568,750
    1,000,000  Ohio Higher Education Facilities Revenue (Xavier University)                  5.20      12/01/10     1,043,750
    1,000,000  Ohio State Building Authority (Adult Correctional Building)                   6.13      10/01/12     1,081,250
      445,000  Ohio State Economic Development Revenue (Ohio Enterprise Bond Fund)           5.60       6/01/02       456,681
      500,000  Ohio State Economic Development Revenue (Ohio Enterprice Bond Fund)           6.00       6/01/04       532,500
      815,000  Ohio State Economic Development Revenue (Ohio Enterprise Bond Fund)           6.50      12/01/09       886,312
    1,000,000  Ohio State University                                                         5.05      12/01/17       986,250
    1,000,000  Ohio State Water Development Authority Revenue                                5.00      12/01/15       997,500
    1,415,000  Ohio State Water Development Authority Revenue (Broken Hill)                  6.45       9/01/20     1,538,813
    1,000,000  Ohio State Water Development Authority Revenue (Cargill)                      6.30       9/01/20     1,088,750
    2,250,000  Ohio State Water Development Authority Revenue (Dayton Power)                 6.40       8/15/27     2,432,813
    1,000,000  Parma, OH G.O.                                                                5.00      12/01/24       968,750
    1,850,000  Puerto Rico G.O.                                                              5.38       7/01/21     1,891,625
    1,000,000  Puerto Rico Electric Power Authority Revenue                                  5.38       7/01/14     1,040,000
    1,500,000  Springdale, OH Hospital Facilities Revenue
                 (Southwestern Ohio Seniors' Services Inc.)                                  5.88      11/01/12     1,554,375
    1,715,000  Springfield, OH City School District G.O.                                     0.00      12/01/11       893,944
    1,000,000  Stark Co., OH Health Care Facilities Revenue*                                 5.45       7/20/33       998,750
    1,000,000  Student Loan Funding Corporation, Cincinnati, OH
                 Senior Subordinated Revenue Bonds Series 1993A                              6.15       8/01/10     1,053,750
       15,000  Summit Co., OH G.O.                                                           6.90       8/01/12        16,575
      255,000  Summit Co., OH G.O.                                                           6.90       8/01/12       277,950
      230,000  Summit Co., OH G.O.                                                           6.90       8/01/12       258,750
    1,500,000  Toledo-Lucas Co., OH Convention Center Special Lodging Tax Revenue            5.70      10/01/15     1,588,125
    1,000,000  University of Akron, OH                                                       5.25       1/01/22     1,006,250
    1,000,000  University of Cincinnati, OH Certificates of Participation                    5.00       6/01/09     1,031,250
    1,250,000  Upper Arlington, OH G.O.                                                      5.13      12/01/19     1,243,750
      500,000  Wadsworth, OH City School District G.O.                                       5.00      12/01/22       488,125
      725,000  Warren Co., OH G.O.                                                           6.55      12/01/14       850,969
    1,000,000  Warren, OH Water Revenue                                                      5.00      11/01/22       990,000
    1,000,000  Westlake, OH G.O.                                                             5.50      12/01/20     1,045,000
    1,500,000  Westlake, OH G.O.                                                             5.55      12/01/17     1,575,000
    1,755,000  Westlake, OH Industrial Development Revenue                                   6.40       8/01/09     1,835,590
                                                                                                                  -----------
               TOTAL MUNICIPAL BONDS  (AMORTIZED COST $95,450,974)                                                100,120,995
                                                                                                                  -----------

-------------------------------------------------------------------------------------------------------------------------------

                         SHORT-TERM INVESTMENTS - 1.09%


  1,100,000    Ohio Municipal Cash Trust** (AMORTIZED COST $1,100,000)                      3.19                    1,100,000
                                                                                                                 ------------
               TOTAL INVESTMENTS, AT VALUE  (AMORTIZED COST $96,550,974) - 100%                                  $101,220,995
                                                                                                                 ============

-------------------------------------------------------------------------------------------------------------------------------

* Security Purchased on a delayed delivery basis. See Note 1.

** Ohio Municipal Cash Trust is a money market mutual fund the investment objective of which is to provide current income exempt from federal regular and Ohio state income taxes consistent with stability of principal. Interest is accrued daily and paid to the Fund monthly. The coupon rate disclosed is the daily rate on June 30, 1998.






                 See accompanying notes to financial statements.              5

OHIO TAX-FREE INCOME FUND
--------------------------------------------------------------------------------
                                                                June 30, 1998



PORTFOLIO OF INVESTMENTS CONTINUED

NOTES TO PORTFOLIO OF INVESTMENTS -- PORTFOLIO COMPOSITION


INVESTMENTS BY REVENUE SOURCE
GENERAL OBLIGATIONS             28.0%
REVENUE BONDS:
   Health Care                  18.8
   Utilities                    11.3
   Housing                      10.2
   Higher Education              8.5
   Public Facilities             7.8
   Transportation                4.6
   Industrial Development        4.5
   State Agency                  1.1
MUNICIPAL LEASE                  4.1
MONEY MARKET                     1.1
                                ----
      TOTAL                    100.0%
                               =====

-----------------------------------------------

INVESTMENTS BY CREDIT RATING

S&P/MOODY'S:
   AAA/Aaa                      62.2%
   AA/Aa                        17.2
   A/A                          10.3
   BBB/Baa                       4.7
   Unrated (1)                   4.5
MONEY MARKET (2)                 1.1
                               -----
      TOTAL                    100.0%
                               =====

-----------------------------------------------

(1) Unrated obligations have been determined by the adviser to be of equivalent quality to the rated securities in which the Fund is permitted to invest.

(2) Money market funds in the Fund's portfolio invest in obligations rated in one of the two highest short-term rating categories or unrated obligations of comparable quality.




6                 See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------



                                                                      6/30/98

ASSETS
   Investments in securities, at value (Note 1) (Cost $96,550,974) $ 101,220,995
   Interest receivable                                                 1,357,759
   Receivable for Fund shares sold                                       307,865
   Cash                                                                   15,348
   Prepaid expenses and other assets                                       5,152
                                                                   -------------
     TOTAL ASSETS                                                    102,907,119
                                                                   -------------
LIABILITIES
   Payable for securities purchased                                    3,195,977
   Payable for Fund shares redeemed                                      410,657
   Dividend payable                                                       62,990
   Accrued investment advisory fee (Note 2)                               40,774
   Other accrued expenses payable to adviser (Note 2)                     27,832
   Other accrued expenses and liabilities                                 14,068
                                                                   -------------
     TOTAL LIABILITIES                                                 3,752,298
                                                                   -------------
NET ASSETS                                                         $  99,154,821
                                                                   =============
NET ASSETS CONSIST OF:
   Aggregate paid-in capital                                       $  94,485,326
   Accumulated net realized loss                                            (526)
   Net unrealized appreciation of investments                          4,670,021
                                                                   -------------
NET ASSETS                                                         $  99,154,821
                                                                   =============
SHARES OF CAPITAL STOCK OUTSTANDING
   (no par value - unlimited number of shares authorized)              7,179,641
                                                                   =============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
 (Note 1)                                                                 $13.81
                                                                   =============

--------------------------------------------------------------------------------




                 See accompanying notes to financial statements.              7

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------


                                                       YEAR ENDED 6/30/98
INTEREST INCOME                                                     $4,800,434
EXPENSES:
   Investment advisory fee (Note 2)                $   432,146
   Distribution (Note 2)                               216,073
   Accounting service fees (Note 2)                     48,000
   Transfer agency fees (Note 2)                        37,821
   Professional fees                                    34,822
   Trustees' fees (Note 2)                              18,668
   Custodian fees (Note 1)                               9,703
   Registration fees                                     7,474
   Printing                                              5,082
   ICI dues                                              2,654
   Amortization of organization expense (Note 2)         2,608
   Insurance                                               962
   Other                                                 1,535
                                                     ---------
     GROSS EXPENSES                                    817,548
     LESS EARNINGS CREDITS ON CASH BALANCES (Note 1)    (9,703)
                                                     ---------
     NET EXPENSES                                                      807,845
                                                                    ----------
NET INVESTMENT INCOME                                                3,992,589
                                                                    ----------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
   Net realized gain on investments                     78,221
   Net change in unrealized appreciation of
    investments                                      2,575,495
                                                     ---------
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                     2,653,716
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $6,646,305
                                                                    ==========

-------------------------------------------------------------------------------





8                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------



                                                                   Year Ended
                                                          -----------------------------
                                                                6/30/98      6/30/97

FROM OPERATIONS:
   Net investment income                                  $  3,992,589    $  3,678,847
   Net realized gain on investments                             78,221       1,183,172
   Net change in unrealized appreciation of investments      2,575,495       1,449,100
                                                            ----------      ----------
     Net increase in net assets resulting from operations    6,646,305       6,311,119
                                                            ----------      ----------
FROM DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT
  INCOME                                                    (3,998,270)     (3,674,726)
                                                            ----------      ----------
FROM FUND SHARE TRANSACTIONS:
   Proceeds from shares sold                                42,849,900      18,817,895
   Net asset value of shares issued in reinvestment of
    distributions                                            3,066,244       2,938,885
   Payments for shares redeemed                            (25,581,834)    (18,782,590)
                                                            ----------      ----------
     Net increase in net assets from Fund share
      transactions                                          20,334,310       2,974,190
                                                            ----------      ----------
TOTAL INCREASE IN NET ASSETS                                22,982,345       5,610,583
NET ASSETS:
   Beginning of year                                        76,172,476      70,561,893
                                                            ----------      ----------
   End of year (including undistributed net investment
     income of $0 and $5,681, respectively) (Note 1)       $99,154,821     $76,172,476
                                                            ==========      ==========
NUMBER OF FUND SHARES:
   Sold                                                      3,128,080       1,433,203
   Issued in reinvestment of distributions to shareholders     223,735         223,226
   Redeemed                                                 (1,870,920)     (1,427,931)
                                                            ----------      ----------
     Net increase in shares outstanding                      1,480,895         228,498
   Outstanding at beginning of year                          5,698,746       5,470,248
                                                            ----------      ----------
   Outstanding at end of year                                7,179,641       5,698,746
                                                            ==========      ==========

----------------------------------------------------------------------------------------------------




                 See accompanying notes to financial statements.              9

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                June 30, 1998



NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

Gradison-McDonald Municipal Custodian Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust was created under Ohio law by a Declaration of Trust dated June 11, 1992; it commenced investment operations and the public offering of its shares on September 18, 1992. There is currently one series, the Gradison Ohio Tax-Free Income Fund (the "Fund"). The Fund's investment objective is to provide as high a level of current income exempt from Federal regular income tax and Ohio state personal income tax as is consistent with preservation of capital by investing primarily in municipal securities.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of income and expenses for that period. Actual results could differ from those estimates.

FUND SHARE VALUATION

The net asset value per share is computed by dividing the net asset value of the Fund (total assets less total liabilities) by the number of shares outstanding. The offering and redemption price per share are equal to the net asset value per share. Effective July 7, 1997 the sales charge on purchases of Fund shares was eliminated.


SECURITIES VALUATION

Securities are valued in accordance with procedures established by management and approved by the Board of Trustees by using market quotations provided by an independent pricing service, prices provided by market makers, or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost which approximates market value.

SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

When the Fund purchases securities on a when-issued or delayed delivery basis, the transaction may be entered into a month or more before delivery and payment are made. Such securities are marked to market daily and begin earning interest on the settlement date. In the event that the seller fails to deliver the securities, the Fund could experience a loss to the extent of any appreciation, or a gain to the extent of any depreciation, in the price of the securities.

The Fund will maintain, in a segregated account with its custodian, cash or high-grade portfolio securities having an aggregate value at least equal to the amount of such purchase commitments. At June 30, 1998, the Fund had committed $3,195,977 to the purchase of delayed delivery securities; the market value of the securities segregated for this purchase is $4,265,744.

SECURITIES TRANSACTIONS

Securities transactions are accounted for on the trade date (the date the order to buy or sell is executed). Gains and losses on sales of securities are calculated on the identified cost basis for financial reporting and tax purposes.




10
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NOTES TO FINANCIAL STATEMENTS CONTINUED
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                                                                June 30, 1998



DISTRIBUTIONS TO SHAREHOLDERS

Dividends arising from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

INVESTMENT INCOME

Interest income is accrued as earned. Interest income includes interest earned, net of premium and original issue discount, as required by the Internal Revenue Code.

EXPENSE OFFSET ARRANGEMENT

The Fund has an arrangement with its custodian bank whereby the custodian's fees are reduced by credits earned on the Fund's cash on deposit with the bank. This deposit arrangement is an alternative to overnight investments. The credits are shown as a reduction of expenses on the Statement of Operations.

ORGANIZATION EXPENSES

Expenses of organization were capitalized and amortized on a straight-line basis over 60 months commencing upon the public offering of the Fund's shares.

TAXES

It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies, and distributes at least 90% of taxable net income, the Fund will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year, at least 98% of its taxable net investment income (earned during the calendar year) and 98% of its net realized capital gains, if any (earned during the twelve months ended October 31), plus undistributed amounts from prior years.

The tax basis of investments is equal to the amortized cost as shown on the Statement of Assets and Liabilities.

For both financial reporting and tax purposes, gross unrealized appreciation and gross unrealized depreciation of investments at June 30, 1998 were $4,708,970 and $38,949, respectively.

As of June 30, 1998, the Fund had a capital loss carryforward for Federal income tax purposes of $526 which can be used to offset future capital gains.

NOTE 2 -- TRANSACTIONS WITH AFFILIATES

The Fund's investments are managed, subject to the general supervision and control of the Trust's Board of Trustees, by McDonald & Company Securities, Inc. ("McDonald"), a registered investment adviser and securities dealer, pursuant to the terms of an Investment Advisory Agreement (the Agreement). Under the terms of the Agreement, the Fund pays McDonald a fee computed and accrued daily and paid monthly based upon the Fund's average daily net assets at the annual rate of .50%.

The Agreement provides that McDonald bear the costs of salaries and related expenses of executive officers of the Fund who are necessary for the management and operations of the Fund. In addition, McDonald bears the costs of preparing, printing and mailing sales literature and other advertising materials, the cost of space and equipment rental, and compensates the Trust's trustees who are affiliated with McDonald. All expenses not specifically assumed by McDonald are borne by the Fund.

Under the terms of a Transfer Agency, Accounting Services and Administrative Services Agreement, McDonald provides transfer agent, dividend disbursing, accounting services and administrative services to the Trust. The Fund pays McDonald a monthly fee for transfer agency and administrative services at an annual rate of $23.00 per shareholder non-zero balance account and $5.00 per closed shareholder account, as defined, plus


                                                                              11


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NOTES TO FINANCIAL STATEMENTS CONTINUED
------------------------------------------------------------------------------
                                                                June 30, 1998



out-of-pocket costs for statement paper, statement and reply envelopes and reply postage. The Fund pays McDonald a monthly fee for accounting services based on the Fund's average daily net assets at an annual rate of .035% on the first $100 million, .025% on the next $100 million and .015% on any amount in excess of $200 million, with a minimum annual fee of $48,000.

In accordance with the terms of a Distribution Service Plan adopted under Rule 12b-1 of the Investment Company Act of 1940, the Fund pays McDonald a service fee for providing personal services to shareholders of the Fund, including responding to shareholder inquiries and providing information to shareholders about their Fund accounts. This fee is computed and paid at an annual rate of
 .25% of the Fund's average daily net assets.

The officers of the Trust are also officers of McDonald.

Each trustee of the Trust who is not affiliated with McDonald receives fees from the Trust for services as a trustee. The amounts of such fees for each trustee are as follows: (a) an annual fee of $3,500 payable in quarterly installments and (b) $250 for each Board of Trustees or committee meeting attended.

NOTE 3 -- SUMMARY OF INVESTMENT TRANSACTIONS

For the year ended June 30, 1998, purchases and proceeds from the sale of securities, excluding short-term securities, amounted to $61,340,344 and $37,532,366, respectively.

===============================================================================

FEDERAL INCOME TAX INFORMATION

During the year ended June 30, 1998, the Fund made total distributions of $0.6275 per share, all of which were from net investment income. All such distributions were entirely exempt from federal regular income tax and income taxation in Ohio.



12

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REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
-------------------------------------------------------------------------------

                             [ARTHUR ANDERSEN LOGO]


To the Shareholders and Board of Trustees of the Gradison Ohio Tax-Free Income Fund of the Gradison-McDonald Municipal Custodian Trust:



We have audited the accompanying statement of assets and liabilities of the Gradison Ohio Tax-Free Income Fund of the Gradison-McDonald Municipal Custodian Trust (an Ohio business trust), including the portfolio of investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for the two years then ended, and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gradison Ohio Tax-Free Income Fund of the Gradison-McDonald Municipal Custodian Trust as of June 30, 1998, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.



/s/ Arthur Andersen LLP

Cincinnati,Ohio,
July 28, 1998


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14

GRADISON FAMILY OF FUNDS
-------------------------------------------------------------------------------




Increasingly, MUTUAL FUNDS are the preferred vehicle for starting and building an investment program. And today, GRADISON is a preferred name in mutual funds for a GROWING number of investors.





GOVERNMENT INCOME FUND

An income fund which invests in intermediate to long-term U.S. Government securities.

OHIO TAX-FREE INCOME FUND

An income fund which seeks to provide income exempt from regular Federal income tax and Ohio state personal income tax.*

ESTABLISHED VALUE FUND

A common stock fund that seeks long-term capital growth by investing in companies that are included in the Standard & Poor's 500 Index and other large companies.

GROWTH & INCOME FUND

A common stock fund that seeks long-term capital growth, current income and growth of income.

OPPORTUNITY VALUE FUND

A common stock fund that seeks long-term capital growth by investing in companies that are generally smaller in size than those included in the Standard & Poor's 500 Index.

INTERNATIONAL FUND

A common stock fund that seeks capital growth by investing in common stocks of non-United States companies.

MONEY MARKET FUNDS

Gradison offers a full range of taxable and tax-free money market funds.





Prospectuses are available upon request by calling (800) 869-5999 and should be read carefully before you invest. An investment in the money market funds is neither insured nor guaranteed by the U.S. Government and there can be no assurance that they will be able to maintain a stable $1.00 share price. The return and principal value of an investment in other funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The returns of all funds will fluctuate.

* Investment income may be subject to the federal alternative minimum tax. Capital gains, if any, are taxable.

OHIO TAX-FREE
INCOME FUND


ANNUAL REPORT


JUNE 30, 1998

                                                                       [GRADISON
                                                              MUTUAL FUNDS LOGO]


This material is intended for distribution to shareholders of the Gradison Ohio Tax-Free Income Fund. It may be distributed to other persons only if it is preceded or accompanied by a current prospectus of the Gradison Ohio Tax-Free Income Fund. McDonald & Company Securities, Inc.--Distributor